SUMMARY PROSPECTUS March 1, 2020
T. ROWE PRICE
PRFFX	Institutional Frontier Markets Equity Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2020, as amended or supplemented, and Statement of Additional Information, dated March 1, 2020, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts,
1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%

Other expenses	0.63

Total annual fund operating expenses	1.73

Fee waiver/expense reimbursement	(0.37)[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.36 [a]

a T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the fund’s ratio of expenses to exceed 1.35% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2021, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.35%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s expense ratio is below 1.35%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the fund’s current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$138	$509	$904	$2,010

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a

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taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 55.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities and equity-related investments of companies that are located in, or that have economic ties to, countries considered to be frontier markets. For purposes of determining whether the fund invests at least 80% in frontier markets, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund may purchase securities issued by companies of any size, but typically seeks larger companies to the extent opportunities are available within frontier markets. The fund expects to make most of its investments in companies in frontier markets in Africa, the Middle East, Asia, Europe, and Latin America.

Frontier markets are those markets which are not as developed as emerging markets. The fund considers a country to be a frontier market if it is included in the MSCI Frontier Emerging Markets Index or if it is not included in the MSCI All Country World Index, which contains all of the countries that MSCI Inc. has classified as either a developed market or emerging market. The countries that are considered frontier markets may change over time based on how they are classified by MSCI Inc. The fund expects to typically seek investments in the frontier markets listed below (other countries may be added or listed countries may be removed):

• Africa and Middle East: Bahrain, Botswana, Egypt, Ghana, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Oman, Tanzania, Tunisia, Uganda, Zambia, and Zimbabwe.

• Asia: Bangladesh, Cambodia, Pakistan, Philippines, Sri Lanka, and Vietnam.

• Europe: Bosnia, Bulgaria, Croatia, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Romania, Serbia, Slovenia, and Ukraine.

• Latin America: Argentina, Colombia, Jamaica, Panama, Peru, and Trinidad & Tobago.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund. Most of the fund’s assets will be invested directly in common stocks. The fund may also gain exposure to common stocks by purchasing participation notes (“P-notes”) that offer a return linked to a particular common stock. P-notes are primarily used to invest indirectly in certain stocks that trade in a market that restricts foreign investors, such as the fund, from investing directly in that market.

While the adviser invests with an awareness of the global economic backdrop and the adviser’s outlook for certain industries, sectors, and individual countries, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects. The growth of certain frontier market countries relies heavily on the success of the banking industry. As a result, the fund expects to concentrate its investments

SUMMARY	3

(i.e., invest more than 25% of its net assets) in securities issued by banks and other financial services companies. The fund may at times invest significantly in certain countries or geographical regions.

The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify quality companies with strong cash flows and sustainable growth potential, and does not emphasize either a growth or value bias when identifying potential investments. The fund’s investments may at times include securities of companies that are in the process of being privatized by a government, securities of companies that trade in unregulated over-the-counter markets or other types of unlisted securities markets, and unregistered securities issued in private placements. In managing the fund’s portfolio, the adviser principally employs a bottom-up approach to identify particular securities for investment. Research analysts conduct proprietary industry and company analysis to assess companies’ prospects while also considering macroeconomic factors that could limit opportunities in certain regions or frontier markets overall. The fund generally looks for companies with an attractive industry structure, compelling fundamentals, proven management team, and/or strong valuation upside.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows.

Frontier markets Frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of emerging market or developed market countries. In addition to the risks of investing in international emerging markets, frontier markets tend to have less efficient trading markets with lower overall liquidity and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund.

Investing in Africa and the Middle East Many African and Middle Eastern countries have histories of dictatorships, political and military unrest, and financial troubles, and their markets should be considered extremely volatile even when compared to those of other emerging

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market countries. Many of these countries tend to be highly reliant on exporting oil and other commodities so their economies can be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities.

Industry concentration Because the fund invests significantly in banking and financial services companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in frontier markets may be ineffective and underdeveloped relative to more mature markets. In particular for frontier markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Investing in Asia Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

SUMMARY	5

Large-cap stocks Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

P-notes Although P-notes may serve as an efficient means to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws, such investments carry additional risks beyond the risks associated with a direct investment in their underlying reference asset. P-Notes involve transaction costs, which may be higher than those applicable to the underlying securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors; however, the holder of a P-Note is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. The fund must rely on the creditworthiness of a counterparty and would have no rights against the issuer of an underlying security. Other risks include the risk that a P-Note may be illiquid and that the fund may not be able to terminate or offset its positions at the time it wishes to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the fund may not receive payments required to be made to them under the terms of a P-Note.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

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The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

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Average Annual Total Returns
	Periods ended
	December 31, 2019

			Since	Inception
	1 Year	5 Years	inception	date
Institutional Frontier Markets Equity Fund				09/22/2014
Returns before taxes	14.60%	3.09%	0.80%
Returns after taxes on distributions	14.24	2.80	0.53
Returns after taxes on distributions
and sale of fund shares	8.86	2.40	0.62

MSCI Frontier Markets Index Net (reflects no deduction for fees or expenses)
	17.99	2.69	-0.14 [a]
Lipper Frontier Markets Funds Average
	12.47	0.36	-2.36 [b]

a Return since 9/22/14.

b Return since 9/30/14.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Oliver D.M. Bell	Chairman of Investment Advisory Committee	2014	2011

Purchase and Sale of Fund Shares

At a Board meeting held on February 5, 2020, the fund’s Board of Directors approved the closure and liquidation of the fund. The closure and liquidation are expected to occur on April 17, 2020 (“Liquidation Date”). Prior to the Liquidation Date, the assets of the fund will be liquidated at the discretion of the fund’s portfolio management and the fund will cease to pursue its investment objective. In anticipation of the closure and liquidation, effective April 6, 2020, the fund will be closed to new investors or existing shareholders to purchase Fund shares. At any time prior to the termination, we welcome you to exchange your shares of the fund for the same class of shares of another T. Rowe Price fund. After the fund is closed and liquidated, the fund will no longer be offered to shareholders for purchase.

The fund generally requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for certain types of accounts held through a retirement plan, financial advisor, or other financial intermediary.

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For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail or by telephone (1-800-638-8790).

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E99-045 3/1/20